UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	April 28, 2010
WEYCO GROUP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01	Other Events

On April 28, 2010, Weyco Group, Inc. acquired certain assets, including the Umi brand name, intellectual property and accounts receivable, from Umi, LLC, a children’s footwear company, for an aggregate price of approximately $2,500,000.  Following the transaction, Umi, LLC and its subsidiaries will cease using the Umi name.  As part of the transaction, Weyco Group, Inc. has hired Mark Kohlenberg, the founder of the Umi brand, as President, Umi Brand.  Weyco Group, Inc. issued a press release announcing this acquisition on April 28, 2010.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by the registrant on April 28, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske
Senior Vice President/CFO
Exhibit Index

99.1                                Press release, dated April 28, 2010